Supplement dated July 31, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 28, 2012, as amended and restated July 22, 2013

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
On or about August 6, 2013, add the following:

Sub-Advisor:
York Registered Holdings, L.P. (“York”) is controlled by its sole general partner, York Capital Management Global Advisors, LLC (“YGA”). James G. Dinan, founder, is the Chairman, CEO and controlling person of YGA. Mr. Dinan and various other individual partners of the firm collectively own the majority equity interest in YGA and its affiliates.

Fund(s):    a portion of the assets of Global Multi-Strategy

Sub-Advisory Agreements for the Funds

All Other Funds
On or about August 6, 2013, add the following:

Net Asset Value of Fund
Fund	All Assets
Global Multi-Strategy (York)	1%

APPENDIX B

Proxy Voting Policies
On or about August 6, 2013, add the Proxy Voting Policies for York.

YORK CAPITAL MANAGEMENT

YORK CAPITAL MANAGEMENT GLOBAL ADVISORS, LLC
YORK REGISTERED HOLDINGS, L.P.

November 2012

15	PROCEDURE FOR PROXY VOTING AND OTHER CORPORATE ACTIONS
Rule 206(4)-6 requires that York have written policies governing proxy voting. York is required to vote proxies in a manner that furthers the best interests of its clients. York is required to disclose to clients, upon request, the way in which it votes proxies for their accounts. In addition, York must disclose its proxy voting policies to clients.
Proxy statements are forwarded to York by the custodians who hold client portfolios or via the ISS proxy system. Clients have appointed us by contract to execute and sign proxies on their behalf.
Each corporate proxy statement is reviewed by at least one Portfolio Manager. The Portfolio Manager gives instruction as to how each item is to be voted.
15.1    PROXY VOTING POLICIES AND PROCEDURES
The Firm has adopted proxy voting policies and procedures, to guide York's exercise of this responsibility on behalf of the Funds and other clients. Information on the proxy voting record of YRH with respect to the Registered Funds is available upon request and posted periodically with the SEC in accordance with Investment Company Act requirements.
The Firm generally votes proxies in accordance with the Portfolio Manager's determination of what outcome is in the best interest of the particular Fund. The Firm's accounting department keeps a record of each vote and a brief explanation for the vote for a period of six years. Compliance will spot check to ensure that the proxies are being voted and that a record of each vote is maintained.
Voting is subject to the advisory agreements of the respective Funds and managed accounts. With respect to shareholder governance, covenants, social issues and other votes, it is the policy of York to discuss each of these votes and issues in order to determine its position on a case by case basis. York may, upon occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues to the individual monitoring that investment. Each PM considers the vote and votes as he determines is best for that particular fund. The Firm uses a product from ISS/Risk Metrics to keep track of and document the particular vote.
York seeks to identify conflicts it may have in voting proxies. In the event of a conflict, York will either: a. abstain from voting if the vote is not likely to be affected; b. retain an disinterested third party adviser to advise on the vote; c. vote the shares in proportion to other “yes” and “no” votes received by the issuer; d. in the case of a Registered Fund, vote the shares as directed by a committee of independent directors; or e. take such other actions, as may be appropriate in the particular context.
15.2    OTHER CORPORATE ACTIONS
York is responsible for responding to corporate actions, including notices of class action litigation on behalf of shareholders, with regard to certain advisory clients, including the Registered Funds. As a fiduciary, York must respond timely to certain corporate actions. The York staff member responsible for handling corporate actions will contact (or provide a copy of the corporate action) to the appropriate Portfolio Manager to determine whether the Firm will respond to the corporate action. If it is concluded that the corporate action requires a response, a York staff member will ensure that the filing deadline is met and will maintain a log of all such corporate actions. Copies of corporate actions will be maintained in a centralized file in accordance with usual book and recordkeeping procedures.

15.3    DISCLOSURES OF PROXY VOTING AND POLICIES
Investment advisers and investment companies are required to disclose their proxy policies and procedures, and to make available, upon request, their proxy voting record. Proxy voting records of registered investment companies are required to be filed with the SEC. Information on York's proxy voting policies is contained in the ADV Part 2A of YGA and in the offering documents of the Registered Funds. Information regarding the Firm's voting record will be available to investors upon request. With regard to the Registered Funds, the voting record will also be available on the SEC's website.